UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                     1-13245              75-2702753
----------------------------        -----------        -------------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
     of incorporation)              File Number)       Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas             75039
------------------------------------------------           ----------
   (Address of principal executive offices)                (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                       Page

Item 7.01.  Regulation FD Disclosure..............................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits........................................      3

Signature.........................................................      4

Exhibit Index.....................................................      5




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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On January 27, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company (i) announced its proved reserves as of December 31, 2004, and related costs incurred for oil and gas producing activities ("Costs Incurred"), reserve additions, reserve replacement percentages and finding and development costs ("F&D Costs") statistics for the one-, three- and five-year periods then ended and (ii) provided a schedule of unaudited supplemental information for the year ended December 31, 2004, that is included herein as exhibit 99.2. Exhibit 99.2 provides unaudited supplemental information regarding the Company's proved reserves as of and for the year ended December 31, 2004, and the Company's Costs Incurred, reserve replacement percentage and F&D Costs for the year ended December 31, 2004. Exhibit 99.2 also provides definitions of reserve replacement percentage and F&D Costs as used by the Company in Exhibit 99.2.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated January 27, 2005
             99.2 Supplemental schedule attached to news release dated January 27, 2005





                                       3








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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  January 29, 2005        By:    /s/ Darin G. Holderness
                                    --------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

   99.1(a)         News Release dated January 27, 2005
   99.2(a)         Supplemental schedule  attached to news release dated January
                   27, 2005


-------------
(a) filed herewith




                                       5





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